April 30, 2013

Supplement

SUPPLEMENT DATED APRIL 30, 2013 TO THE PROSPECTUSES OF
MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES
THE MID CAP GROWTH PORTFOLIO
(the "Portfolio")
CLASS X and CLASS Y
Dated April 30, 2013

On April 30, 2013, the Portfolio will recommence offering Class X and Class Y shares. Accordingly, effective April 30, 2013, the Prospectuses are revised as follows:

The first paragraph of the Prospectuses entitled "Portfolio Summary—Purchase and Sale of Portfolio Shares" is hereby deleted in its entirety.

The first paragraph of the Prospectuses entitled "Shareholder Information—Purchases and Sales of Portfolio Shares" is hereby deleted in its entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.